THIS SPACE RESERVED FOR RECORDER’S USE ONLY

MODIFICATION OF DEED OF TRUST AND OTHER LOAN DOCUMENTS

THIS MODIFICATION OF DEED OF TRUST AND OTHER LOAN DOCUMENTS (this “Agreement”) is made as of the 15th day of May, 2009, but is effective as of May 12, 2009, by and among NNN VF 901 CIVIC, LLC, a Delaware limited liability company, whose mailing address is c/o Grubb & Ellis Realty Investors, LLC, 1551 North Tustin Avenue, Suite 200, Santa Ana, California 92705 and NNN 901 CIVIC, LLC, a Delaware limited liability company, whose mailing address is c/o Grubb & Ellis Realty Investors, LLC, 1551 North Tustin Avenue, Suite 200, Santa Ana, California 92705 (jointly, "Borrower”), NNN 2003 VALUE FUND, LLC, a Delaware limited liability company (“Guarantor”) and BANK OF AMERICA, N.A., a national banking association, its successors and assigns, successor by merger to LaSalle Bank National Association (“Lender”).

R E CI T A L S:

A. Pursuant to the terms of that certain Mezzanine Loan Agreement dated May 12, 2006, by and between Lender and Borrower, Lender has heretofore made a loan (“Loan”) to Borrower in the principal amount of One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00) as evidenced by a Promissory Note (Mezzanine) dated May 12, 2006, in the principal amount of the Loan made payable by Borrower to the order of Lender (as amended, modified or restated from time, to time, the “Note”).

This document prepared by and
after recording return to:
Dykema Gossett PLLC Attn: James J. Ginsburg, Esq. 180 North LaSalle Street Suite 2700 Chicago, Illinois 60601

B. The Loan is secured by, among other things: (i) that certain Junior Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement dated May 12, 2006, from Borrower to First American Title Insurance Company, as Trustee, for the benefit of Lender recorded in the Official Records of Orange County, California (the “Recorder’s Office”) on May 12, 2006, as Document No. 2006000322275 (as amended, modified or restated from time, to time, the "Deed of Trust”), which Deed of Trust encumbers the real property and all improvements thereon legally described on Exhibit A hereto (“Property”); (ii) that certain Junior Assignment of Rents and Leases dated May 12, 2006, from Borrower to Lender and recorded in the Recorder’s Office on May 12, 2006, as Document No. 2006000322276 (as amended, modified or restated from time, to time, the “Assignment of Leases”); (iii) that certain Environmental Indemnity Agreement dated May 12, 2006 from Borrower and Guarantor to Lender (as amended, modified or restated from time, to time, the “Indemnity Agreement”); and (iv) certain other loan documents (the Note, the Deed of Trust, the Assignment of Leases, the Indemnity Agreement, the Side Letter (as defined below), the Pledge Agreements (as defined below) the First Modification (as defined below), and the other documents evidencing, securing and guarantying the Loan, in their original form and as amended, are sometimes collectively referred to herein as the “Loan Documents”). All capitalized terms not defined herein shall have the meanings ascribed to them in the Deed of Trust.

C. The Loan is further secured by those certain Pledge of Membership Interests (Security Agreement) dated May 12, 2006 (collectively, the “Pledge Agreements”) from Guarantor, Triple Net Properties, LLC, Triple Net Properties Realty, Inc., Ryan Gallagher, and The Hanson Family Trust in favor of Lender.

D. The Loan is further secured by that certain Amended and Restated Guaranty of dated June 24, 2008, made by Guarantor in favor of Lender (the “Guaranty”).

E. Pursuant to the terms of that certain Modification of Loan Documents dated June 24, 2008, and recorded in the Recorder’s Office on July 2, 2008, as Document No. 2008000318372, between Borrower, Guarantor and Lender (the “First Modification”), the Loan Documents were modified to, among other things, (i) extend the Maturity Date (as defined in the Note) of the Note to May 12, 2009, and (ii) reduce the principal amount of the Loan to One Million Four Hundred Fifty Five Thousand and 00/100 Dollars ($1,455,201.00).

F. Borrower and Guarantor desire to further modify the Loan Documents to (i) extend the Maturity Date of the Note to August 10, 2009 and (ii) revise the interest rate due under the Note.

AGREEMENTS:

NOW, THEREFORE, in consideration of (i) the facts set forth hereinabove (which are hereby incorporated into and made a part of this Agreement), (ii) the agreements by Lender to modify the Loan Documents, as provided herein, (iii) the covenants and agreements contained herein, and (iv) for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Maturity Date. The Maturity Date of the Note is extended to August 10, 2009. Any reference in the Note, Deed of Trust or any other Loan Document to the Maturity Date shall mean August 10, 2009.

2. Interest Rate. Section 2 of the Note is amended and restated in its entirety as follows:

“2. INTEREST RATE.

2.1 Interest Rate. The unpaid principal balance of this Note from day to day outstanding which is not past due, shall bear interest at a fluctuating rate of interest per annum equal to the BBA LIBOR Daily Floating Rate plus eight percent (8.00%) per annum (“Interest Rate”). The “BBA LIBOR Daily Floating Rate” shall mean a fluctuating rate of interest per annum equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as selected by Lender from time to time) as determined for each Business Day (as defined below) at approximately 11:00 a.m. London time two (2) London Banking Days prior to the date in question, for U.S. Dollar deposits (for delivery on the first day of such interest period) with a one month term, as adjusted from time to time in Lender’s sole discretion for reserve requirements, deposit insurance assessment rates and other regulatory costs. If such rate is not available at such time for any reason, then the rate will be determined by such alternate method as reasonably selected by Lender. A “London Banking Day” is a day on which banks in London are open for business and dealing in offshore dollars. Interest shall be computed for the actual number of days which have elapsed, on the basis of a 360-day year. If any payment to be made by Borrower hereunder shall become due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing any interest in respect of such payment. A “Business Day” is any day other than a Saturday, Sunday or a legal holiday on which banks are authorized or required to be closed for the conduct of commercial banking business in Chicago, Illinois.

2.2 Alternative Rates. If Lender determines that no adequate basis exists for determining the BBA LIBOR Daily Floating Rate or that the BBA LIBOR Daily Floating Rate will not adequately and fairly reflect the cost to Lender of funding the Loan, or that any applicable law or regulation or compliance therewith by Lender prohibits or restricts or makes impossible the charging of interest based on the BBA LIBOR Daily Floating Rate and Lender so notifies Borrower, then until Lender notifies Borrower that the circumstances giving rise to such suspension no longer exist, interest shall accrue and be payable on the unpaid principal balance of this Note from the date Lender so notifies Borrower until the Maturity Date of this Note (whether by acceleration, declaration, extension or otherwise) at a fluctuating rate of interest equal to the Prime Rate of Lender plus eight percent (8.00%) per annum. The term “Prime Rate” means, on any day, the rate of interest per annum then most recently established by Lender as its “prime rate.” Any such rate is a general reference rate of interest, may not be related to any other rate, and may not be the lowest or best rate actually charged by Lender to any customer or a favored rate and may not correspond with future increases or decreases in interest rates charged by other lenders or market rates in general, and that Lender may make various business or other loans at rates of interest having no relationship to such rate. Each time the Prime Rate changes, the per annum rate of interest on this Note shall change immediately and contemporaneously with such change in the Prime Rate. If Lender (including any subsequent holder of this Note) ceases to exist or to establish or publish a prime rate from which the Prime Rate is then determined, the applicable variable rate from which the Prime Rate is determined thereafter shall be instead the prime rate reported in The Wall Street Journal (or the average prime rate if a high and a low prime rate are therein reported), and the Prime Rate shall change without notice with each change in such prime rate as of the date such change is reported.

2.3 Interest After Default. From and after the Maturity Date or upon the occurrence and during the continuance of an Event of Default, interest shall accrue on the unpaid principal balance during any such period at an annual rate (the “Default Rate”) equal to four percent (4.00%) plus the Interest Rate; provided, however, in no event shall the Default Rate exceed the maximum rate permitted by law. The interest accruing under this section shall be immediately due and payable by the Borrower to the holder of this Note upon demand and shall be additional indebtedness evidenced by this Note.”

3. Representations and Warranties of Borrower. Borrower hereby represents, covenants and warrants to Lender as follows:

(a) The representations and warranties in the Deed of Trust and the other Loan Documents are true and correct as of the date hereof.

(b) There is currently no Event of Default (as defined in the Deed of Trust) under the Note, the Deed of Trust or the other Loan Documents and Borrower does not know of any event or circumstance which with the giving of notice or passing of time, or both, would constitute an Event of Default under the Note, the Deed of Trust or the other Loan Documents.

(c) The Loan Documents are in full force and effect and, following the execution and delivery of this Agreement, they continue to be the legal, valid and binding obligations of Borrower enforceable in accordance with their respective terms, subject to limitations imposed by general principles of equity.

(d) There has been no material adverse change in the financial condition of Borrower, Guarantor or any other party whose financial statement has been delivered to Lender in connection with the Loan from the date of the most recent financial statement received by Lender.

(e) As of the date hereof, Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loan or the Loan Documents as modified herein.

(f) Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

4. Title Policy. As a condition precedent to the agreements contained herein, Borrower shall, at its sole cost and expense, cause First American Title Insurance Company to issue an endorsement to Lender’s Title Insurance Policy No. NCS-217556-SA1 (the “Title Policy”), as of the date this Agreement is recorded, reflecting the recording of this Agreement and insuring the first priority of the lien of the Deed of Trust, subject only to the exceptions set forth in the Title Policy as of its date of issuance and any other encumbrances expressly agreed to by Lender.

5. Reaffirmation of Guaranty. Guarantor ratifies and affirms the Guaranty and agrees that the Guaranty is in full force and effect following the execution and delivery of this Agreement. The representations and warranties of Guarantor in the Guaranty are, as of the date hereof, true and correct and Guarantor does not know of any default thereunder. The Guaranty continues to be the valid and binding obligation of Guarantor, enforceable in accordance with its terms and Guarantor has no claims or defenses to the enforcement of the rights and remedies of Lender thereunder.

6. Expenses. As a condition precedent to the agreements contained herein, Borrower shall pay Lender an extension fee in the amount of Two Thousand Nine Hundred Ten and 00/100 Dollars ($2,910.00) plus all out-of-pocket costs and expenses incurred by Lender in connection with this Agreement, including, without limitation, title charges, recording fees, appraisal fees and attorneys’ fees and expenses.

7. Miscellaneous.

(a) This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

(b) This Agreement shall not be construed more strictly against Lender than against Borrower or Guarantor merely by virtue of the fact that the same has been prepared by counsel for Lender, it being recognized that Borrower, Guarantor and Lender have contributed substantially and materially to the preparation of this Agreement, and Borrower, Guarantor and Lender each acknowledges and waives any claim contesting the existence and the adequacy of the consideration given by the other in entering into this Agreement. Each of the parties to this Agreement represents that it has been advised by its respective counsel of the legal and practical effect of this Agreement, and recognizes that it is executing and delivering this Agreement, intending thereby to be legally bound by the terms and provisions thereof, of its own free will, without promises or threats or the exertion of duress upon it. The signatories hereto state that they have read and understand this Agreement, that they intend to be legally bound by it and that they expressly warrant and represent that they are duly authorized and empowered to execute it.

(c) Notwithstanding the execution of this Agreement by Lender, the same shall not be deemed to constitute Lender a venturer or partner of or in any way associated with Borrower or Guarantor nor shall privity of contract be presumed to have been established with any third party.

(d) Borrower, Guarantor and Lender each acknowledges that there are no other understandings, agreements or representations, either oral or written, express or implied, that are not embodied in the Loan Documents and this Agreement, which collectively represent a complete integration of all prior and contemporaneous agreements and understandings of Borrower, Guarantor and Lender; and that all such prior understandings, agreements and representations are hereby modified as set forth in this Agreement. Except as expressly modified hereby, the terms of the Loan Documents are and remain unmodified and in full force and effect.

(e) This Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

(f) Any references to the “Note”, the “Deed of Trust” or the “Loan Documents” contained in any of the Loan Documents shall be deemed to refer to the Note, the Deed of Trust and the other Loan Documents as amended hereby. The paragraph and section headings used herein are for convenience only and shall not limit the substantive provisions hereof. All words herein which are expressed in the neuter gender shall be deemed to include the masculine, feminine and neuter genders. Any word herein which is expressed in the singular or plural shall be deemed, whenever appropriate in the context, to include the plural and the singular.

(g) This Agreement may be executed in one or more counterparts, all of which, when taken together, shall constitute one original Agreement.

(h) Time is of the essence of each of Borrower’s obligations under this Agreement.

8. Customer Identification — USA Patriot Act Notice; OFAC and Bank Secrecy Act. Lender hereby notifies Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56, signed into law October 26, 2001) (the “Act”), and Lender’s policies and practices, Lender is required to obtain, verify and record certain information and documentation that identifies Borrower, which information includes the name and address of Borrower and such other information that will allow Lender to identify Borrower in accordance with the Act. In addition, Borrower shall (a) ensure that no person who owns a controlling interest in or otherwise controls Borrower or any subsidiary of Borrower is or shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control (“OFAC”), the Department of the Treasury or included in any Executive Orders, (b) not use or permit the use of the proceeds of the Loan to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto, and (c) comply, and cause any of its subsidiaries to comply, with all applicable Bank Secrecy Act (“BSA”) laws and regulations, as amended.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement dated as of the day and year first above written.

LENDER:	BORROWER:

BANK OF AMERICA, N.A., a national banking association By: /s/ Christopher A. Thangaraj Name: Christopher A. Thangaraj Title: Vice President
NNN VF 901 CIVIC, LLC, a Delaware
limited liability company
By: Grubb & Ellis Realty Investors,
LLC, f/k/a Triple Net Properties,
LLC, a Virginia limited liability
company, its Vice President
By: /s/ Andrea R. Biller
Name: Andrea R. Biller
Title: Executive Vice President

NNN 901 CIVIC, LLC, a Delaware
limited liability company
By: Grubb & Ellis Realty Investors,
LLC, f/k/a Triple Net Properties,
LLC, a Virginia limited liability
company, its Manager
By: /s/ Andrea R. Biller
Name: Andrea R. Biller
Title: Executive Vice President

GUARANTOR:

NNN 2003 VALUE FUND, LLC, a Delaware
limited liability company
By: Grubb & Ellis Realty Investors,
LLC f/k/a Triple Net Properties,
LLC, a Virginia limited liability
company, its Manager
By: /s/ Andrea R. Biller
Name: Andrea R. Biller
Title: Executive Vice President

Acknowledged and agreed this        day
of May, 2009.
GRUBB & ELLIS REALTY INVESTORS, LLC,
f/k/a Triple Net Properties, LLC a
Virginia limited liability company
By: /s/ Andrea R. Biller
Name: Andrea R. Biller
Title: Executive Vice President
TRIPLE NET PROPERTIES REALTY, INC., a
California corporation
By: /s/ Michael Rispoli
Name: Michael Rispoli
Title: Chief Financial Officer
/s/Ryan Gallagher
RYAN GALLAGHER, individually
THE HANSON FAMILY TRUST DATED JUNE 14,
2005
By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Title: Trustee

STATE OF ILLINOIS )
) .ss
COUNTY OF COOK )

I Preeti Saini, a Notary Public in and for said County, in the State aforesaid, DO HEREBY
CERTIFY that Christopher A. Thangaraj, VP of Bank of America, N.A., a national banking association, is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act for the uses and purposes therein set forth.

GIVEN under my hand and Notarial Seal this 15th day of May, 2009.

/s/ Preeti Saini

Notary Public
My Commission Expires:5-20-12

ACKNOWLEDGMENT

CRC: 49066ame: NNN 2003 VALUE FUND STATE OF CALIFORNIA COUNTY OF ORANGE	) SS. ))

On May 14, 2009 before me, Monica Chavez, Notary Public, personally appeared Andrea R. Biller, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature /s/ Monica Chavez (Seal)

[SEAL] Monica Chavez

[SEAL] Commission # 1762879

[SEAL] Notary Public — California

[SEAL] Orange County

[SEAL] My Comm. Expires Aug 21, 2001

My Commission Expires: August 21, 2011

ACKNOWLEDGMENT

CRC: 49066ame: NNN 2003 VALUE FUND STATE OF CALIFORNIA COUNTY OF ORANGE	) SS. ))

On May 14, 2009 before me, Monica Chavez, Notary Public, personally appeared Andrea R. Biller, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature /s/ Monica Chavez (Seal)

[SEAL] Monica Chavez

[SEAL] Commission # 1762879

[SEAL] Notary Public — California

[SEAL] Orange County

[SEAL] My Comm. Expires Aug 21, 2001

My Commission Expires: August 21, 2011

ACKNOWLEDGMENT

CRC: 49066ame: NNN 2003 VALUE FUND STATE OF CALIFORNIA COUNTY OF ORANGE	) SS. ))

On May 14, 2009 before me, Monica Chavez, Notary Public, personally appeared Andrea R. Biller, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature /s/ Monica Chavez (Seal)

[SEAL] Monica Chavez

[SEAL] Commission # 1762879

[SEAL] Notary Public — California

[SEAL] Orange County

[SEAL] My Comm. Expires Aug 21, 2001

My Commission Expires: August 21, 2011

ACKNOWLEDGMENT

CRC: 49066ame: NNN 2003 VALUE FUND STATE OF CALIFORNIA COUNTY OF ORANGE	) SS. ))

On May 14, 2009 before me, Monica Chavez, Notary Public, personally appeared Andrea R. Biller, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature /s/ Monica Chavez (Seal)

[SEAL] Monica Chavez

[SEAL] Commission # 1762879

[SEAL] Notary Public — California

[SEAL] Orange County

[SEAL] My Comm. Expires Aug 21, 2001

My Commission Expires: August 21, 2011

ACKNOWLEDGMENT

CRC: 49066ame: NNN 2003 VALUE FUND STATE OF CALIFORNIA COUNTY OF ORANGE	) SS. ))

On May 14, 2009 before me, Monica Chavez, Notary Public, personally appeared Michael Rispoli, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature /s/ Monica Chavez (Seal)

[SEAL] Monica Chavez

[SEAL] Commission # 1762879

[SEAL] Notary Public — California

[SEAL] Orange County

[SEAL] My Comm. Expires Aug 21, 2001

My Commission Expires: August 21, 2011

ACKNOWLEDGMENT

CRC: 49066ame: NNN 2003 VALUE FUND STATE OF CALIFORNIA COUNTY OF ORANGE	) SS. ))

On May 14, 2009 before me, Monica Chavez, Notary Public, personally appeared Andrea R. Biller, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature /s/ Monica Chavez (Seal)

[SEAL] Monica Chavez

[SEAL] Commission # 1762879

[SEAL] Notary Public — California

[SEAL] Orange County

[SEAL] My Comm. Expires Aug 21, 2001

My Commission Expires: August 21, 2011

CALIFORNIA ALL-PURPOSE NOTARY ACKNOWLEDGMENT

State of California County of Orange On 5-14-09 before me, Mary Yee, Notary Public Here Insert Name, Title of Officer personally appeared Ryan Gallagher, Name(s) of Signer(s)
[SEAL]Mary Yee [SEAL] Commission # 1718509 [SEAL] Notary Public = California [SEAL] Orange County [SEAL] My Comm. Expires Feb 9, 2011	who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.
Signature: /s/ Mary Yee
SIGNATURE OF NOTARY
*** OPTIONAL SECTION *** Through the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document. Description of Attached Document Title or Type of Document: Second Modification of Loan Documents Document Date: 5-14-09 Number of Pages: 9 SIGNER(S) OTHER THAN NAMED ABOVE Capacity(ies) Claimed by Signer(s) Signer’s Name: Individual Corporate Officer – Title(s): Partner Limited General Attorney in Fact Trustee Guardian or Conservator Other SIGNER IS REPRESENTING:

ACKNOWLEDGMENT

CRC: 49066ame: NNN 2003 VALUE FUND STATE OF CALIFORNIA COUNTY OF ORANGE	) SS. ))

On May 14, 2009 before me, Monica Chavez, Notary Public, personally appeared Jeffrey T. Hanson, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature /s/ Monica Chavez (Seal)

[SEAL] Monica Chavez

[SEAL] Commission # 1762879

[SEAL] Notary Public — California

[SEAL] Orange County

[SEAL] My Comm. Expires Aug 21, 2001

My Commission Expires: August 21, 2011